Exhibit 10.23
SIXTH AMENDMENT TO LEASE
This SIXTH AMENDMENT TO LEASE (this "Amendment") is made this 22nd day of
August, 2011 (the "Effective Date"), by and between KBSII FOUNTAINHEAD, LLC, a Delaware limited liability company ("Landlord") and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation (''Tenant'').

RECITALS
A.    Landlord and Tenant entered into that certain Fountainhead Office Park Lease dated June 29, 2009, as amended by that certain First Amendment to Lease dated August 11, 2009, that certain Second Amendment to lease dated November 2, 2009, that certain Third Amendment to Lease dated February 19, 2010, that certain Fourth Amendment to Lease, dated March 11, 2011, and that certain Fifth Amendment to Lease dated August 3, 2011 (as so amended, the "Lease") pursuant to which Tenant leased from Landlord approximately 439,070 rentable square feet (the "Premises") located at 1625 Fountainhead Parkway 85282 ("Office A") and 1601 Fountainhead Parkway, Tempe, Arizona 85282 ("Office B"; and collectively, with Office A, the "Buildings").
B.    The parties now wish to amend the Lease as of the Effective Date subject to and on the terms and conditions set forth below.
AMENDMENT
1.    Defined Terms. Terms in this Amendment shall have the same meaning as such terms have in the Lease and Work Letter unless otherwise noted in this Amendment.
2.    Lease Amendments. Landlord acknowledges and agrees that, notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right to improve and utilize a portion of the first floor of Office A as a cafeteria (the "Cafe") and a portion of the first floor of Office B as a health club (the "Health Club"), the general plans for which are attached hereto and incorporated herein by this reference as Exhibit "A" and Exhibit "B" respectively, and that, in accordance with the terms of Section R-13(b)(ii) of Exhibit "K" to the Lease, Tenant shall have the right to engage third party independent contractors to operate the Cafe and/or the Health Club.
3.    Brokerage. Landlord and Tenant each represent and warrant to the other that neither has dealt with any real estate broker or agent in connection with this Amendment or its negotiation.
Landlord and Tenant each agree to indemnify, defend and hold the other harmless for, from and against any cost, expense or liability (including attorneys' fees) for any compensation, commission or fees claimed by any real estate broker or agent in connection with this Amendment or its negotiation as a result of the action of the indemnifying party.

4.    Fees and Costs. If any suit, action, arbitration or other proceeding, including, without limitation, an appellate proceeding, is instituted in connection with any controversy, dispute, default or breach arising out of this Amendment, the prevailing or non-defaulting party shall be entitled to recover from the losing or defaulting party all reasonable fees, costs and expenses (including the reasonable fees and expenses of attorneys, paralegals and witnesses) incurred in connection with the prosecution or defense of such proceeding, whether or not the proceeding is prosecuted to a final judgment or determination; provided, however, if there is no clear prevailing party, such fees, costs and expenses shall be borne as determined by the applicable fact finder.

5.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.    Ratification. Landlord and Tenant each hereby reaffirm its rights and obligations under the Lease as modified by this Amendment. In the event of a conflict or ambiguity between the Lease and this Amendment, the terms and provisions of this Amendment shall control.

7.    Counterparts. This Amendment may be executed in several counterparts each of which when executed and delivered is an original , but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, Landlord and Tenant have each executed this Amendment on the dates written below their names.

LANDORD:

KBSII FOUNTAINHEAD, LLC, a
Delaware limited liability company

By:	KBS Capital Advisors LLC, a
Delaware limited liability company,
its authorized agent

By: /s/ Brent Carrol
Name: Brent Carrol
Title: Senior Vice President

TENANT:

THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By: /s/ Colette Temmink
Name: Colette Temmink
Title: VP, Real Estate & Facilities

Exhibit "A"

Café Plans

[see attached]

MEETING ROOM
DINING ROOM
USABILITY LAB
117
ROOM
120
TESTING ROOM
121
TRASH
STORAGE
105
OFFICE
107
HALL
DINING ROOM
103
UP
KITCHEN
SERVERY
104
DINING ROOM
102
TRASH
TRASH
LOUNGE
101

Exhibit "B"

Health Club Plans

[see attached]

LIMIT OF CONSTRUCTION
UP
CAR 1
CAR 2
CAR 3
CAR 4
01 EQUIPMENT FLOOR PLAN
PLAN NORTH
TRUE NORTH

GENERAL NOTES:

DAVIS

Fountainhead Office Plaza
FITNESS CENTER

KEY PLAN: 1ST FLOOR

IA-203
EQUIPMENT PLAN